Exhibit 99.1

Enersys power/full Solutions Investor Day April 2, 2013 Investor Day April 2, 2013

Enersys power/full solutions John D. Craig Chairman, President & CEO Investor Day April 2, 2013

Forward -Looking Information This presentation includes forward -looking statements and/or information, which are based on the Companys current expectations and assumptions, and are subject to a number of risks and uncertainties that could cause actual results to materially differ from those anticipated. Such risks include, among others, risks associated with competitive actions, technology development and implementation, intellectual property infringement, failure to integrate acquired businesses, penetration of existing markets, expansion into new markets, hiring and retaining high quality management and key employees and general economic conditions including the risks described in the Companys most recent annual/quarterly report, as applicable, on Form 10-K/10-Q respectively, filed with the SEC, along with other unforeseen risks. Nothing that we say today should be interpreted as an update to the information or guidance that we provided in our most recent investor call, our most recent quarterly/annual report, as applicable, on Form 10-Q/10-K respectively, filed with the SEC, and our current reports filed with the SEC on Form 8-K since such quarterly/annual report. Investor Day April 2, 2013

EnerSys Investor Day Agenda 8:00 am 9:00 am: Registration and Breakfast 9:00 am 9:30 am: John Craig Chairman, President and CEO EnerSys Vision 9:30 am 10:00 am: Michael Schmidtlein Sr. Vice President Finance & CFO Financial Results 10:00 am 10:30 am: Dr. Rhodri Evans - V.P. Global Technology & Engineering New Product Initiatives 10:30 am 10:40 am: BREAK 10:40 am 11:10 am: Todd Sechrist President, Americas Americas Overview 11:10 am 11:40 am: David Shaffer President, EMEA EMEA Overview 11:40 am 12:10 pm: Mark Tough President, Asia Asia Overview 12:10 pm 1:00 pm: Lunch and Management Q&A in product display area Investor Day April 2, 2013

The World s Largest Industrial Battery Company EnerSys manufactures, markets, and distributes industrial batteries in three markets Reserve Power Motive Power Aerospace & Defense (1) Global leader: 25% share in a $7.9 billion market in CY 2011 Includes Motive Power and Reserve Power only Aerospace & Defense an additional $1 to $2 billion market Broadest product line in industry, with &gt; 25% revenue from unique lead- acid premium products Leading worldwide presence 30 manufacturing facilities in the Americas, EMEA and Asia Over 10,000 customers in over 100 countries Adjusted EPS of $2.75/share was a nine month record and up 33% versus last year. (2) 9 month FY13 sales were $1,705 million, also an all-time record, 1% higher than prior year Well-positioned cost structure to prepare for any potential global business downturn and ample capacity for profitable growth. Solid liquidity to finance growth Aerospace & Defense sales are included in the Company s Reserve Power segment. As-adjusted earnings exclude certain highlighted items as shown in the attached appendix. Investor Day April 2, 2013 1

Management Organization John Craig Chairman, President & CEO Age: 61 Yrs. Of Svc: 18 Michael Schmidtlein Sr. VP Finance & CFO Age: 51 Yrs. Of Svc. 17 KerryKane VP & Corporate Controller Age: 52 Yrs. Of Svc. 2 Rod Evans Todd Sechrist David Shaffer Mark Tough Richard Larry Axt VP Global President-Americas President-EMEA President-Asia Zuidema VP Global Technology & Age: 47 Age: 47 Age: 56 Executive VP Procurement Engineering Yrs. Of Svc: 19 Yrs. Of Svc. 7 Yrs. Of Svc. 8 Age: 64 Age: 58 Age: 45 Yrs. Of Svc. 15 Yrs. Of Svc. 17 Yrs. Of Svc. 20 Tom O Neill Robert Marley VP & Assistant Treasurer Treasurer Age: 53 Age: 60 Yrs. Of Svc. 9 Years of Svc. 2 Investor Day April 2, 2013 2

Creating Shareholder Value Bought Bought Bought 23 Yuasa Hawker other $400M Sales $575M Sales acquisitions 2000 2002 $400M Sales Sales $0.4 $0.9 $2.3 OE$ $39 $55 $218 OE % 7.1% 6.4% 9.5% Extreme customer focus/best value Growth via acquisitions of battery companies Consolidation of operations Expansion of TPPL and other unique products capacity $4.0 billion at 10% OE $ 4.0 Billions $ 400 Millions 10.0% Continue like the past New products, technologies and applications Acquire businesses that compliment battery industry Stock buybacks Evaluate dividend Investor Day April 2, 2013 3

Our Earnings Have More Than Doubled In Recent Years! ($ Millions, Except Per Share Amounts) +46% -22% Sales Net * +159% +1% - GAAP Earnings EPS n No Net * *End of Dec. F 13 Investor Day April 2, 2013 4

EnerSys Underleveraged Net Debt/LTM EBITDA (1) 0.5x Need to invest in our future and have debt capacity to do it. For example: Net Debt/LTM EBITDA 2.0x requires $500 million more debt (2) Net Debt/LTM EBITDA 3.0x requires $800 million more debt (2) As defined in our U.S. Credit Agreement as of 12/31/12 Assumes $0 additional EBITDA Investor Day April 2, 2013 5

Capital Allocation Capital Expenditures $50-75 million annually Acquisitions Focus on fast-growing regions in which we have limited market share Pursue more non-lead acid technologies for Reserve, A&D, and Motive markets Look for good values and expand our service network in our major markets Consider new specialty markets Expand acquisition targets to markets near or adjacent to our core battery business Benefit from our strong distribution channels Synergies could still be high Maintain disciplined valuation metrics Stock Buybacks Repurchased $80 million over last two years Evaluate increased buybacks in the future Dividends Consider a modest dividend in the future Investor Day April 2, 2013 6

Energy Storage & Generation Technologies Size, Weight and Cost Considerations 400 e) 350 (Wh/litr 300 ity 250 dens 200 er nergy 150 e 100 Smal l olumetric 50 V 0 0 Li Ion cell (18650) Silver-Zinc $270/kWh $550/ kWh Li Ion battery $850-5000/ kWh Nickel-Zinc $250/ kWh Nickel metal hydride Sodium Sulphur $600/ kWh $650 /kWh Nickel cadmium PEM fuel cell $400/kWh $900/kWh SODIUM-NICKEL CHLORIDE Zebra Battery System Lead Acid $700 / kWh $150/ kWh Flow battery $650 /kWh Supercaps ($5000/kWh) 25 50 75 100 125 150 Gravimetric energy density (Wh/kg) Lighter Investor Day April 2, 2013 7

New Product Applications Port Technology Automated Guided Vehicle Systems (AGV) Automated Guided Vehicle Systems (AGV) good example of superior benefits from TPPL technology Automation with batteries is the trend of the future Investor Day April 2, 2013 8

New Product Development Large scale energy storage Potential $10 billion market Utilize any battery type Investor Day April 2, 2013 Motive Power TPPL 2V First EMEA offering of TPPL in Motive Power Opportunity charging versus 4-6 hours of charging One battery could run for 3 shifts

CY 2011 Global Industrial Lead Acid Battery Market $7.9 Billion (Significant Growth) Reserve - $4.9 Billion Motive - $3.0 Billion Americas EMEA Americas 28% EMEA 27% 37% 48% Geog 45% 15% Asia Asia Other Industrial UPS 24% Forklift 30% Trucks 89% 11% Other 46% Telecom Note Market size includes only the markets where EnerSys participates. Market size includes only batteries and chargers. It excludes the aerospace & defense market (estimated at $1 to $2 billion) and service revenue. Investor Day April 2, 2013 10

Leading Market Positions #1 Worldwide Market Share -25% Reserve - $4.9 Billion Motive -$3.0 Billion EnerSys #1 Major EnerSys #1 Major 18% Competitors 36% Competitors Exide Exide C&D East Penn GS Yuasa Hoppecke Northstar Crown Narada Coslight Saft East Penn CY 2011 Global Industrial Battery Market -$7.9 Billion Source: BCI, Eurobat industry reports and management estimates basedonthe markets where EnerSys participates. Market sizeandshare are for batteries and chargers only. It excludes the aerospace & defense market (estimated at $1 to $2 billion) and service revenue. Investor Day April 2, 2013 11

Regional Market Share (25% Global Share) Americas EMEA Asia $2.4 Billion $2.8 Billion $2.7 Billion EnerSys #1 EnerSys #1 EnerSys #5 36% 32% 7% Major Competitors Exide Exide Coslight East Penn Hoppecke Narada Northstar Fiamm Reserve Power China Shoto C&D Northstar Leoch Crown GS Yuasa Zibo Investor Day April 2, 2013 12

Diversified Business Model FY12 Net Sales of $2.3 Billion End Markets Diversification Geographic Diversification Telecom 19% Industrial UPS Forklifts Americas EMEA 9% 45% 47% 44% Other 20% 7% Asia Other 9% Motive Power 52% Reserve Power 48% Note Other reserve power includes aerospace & defense, utilities, emergency lighting, security systems and specialty products. Other motive power is primarily ground handling and mining equipment.

Michael J. Schmidtlein Senior VP, Finance & CFO Investor Day April 2, 2013

F 13 Nine Months Sales By Region & Line Of Business ($ Millions) Fav/(Unfav) F’13 F’12 $ % VolumePrice M&A Fx Americas $841 $793 $49 6% 4% - 3% -1% Europe $684 $746 ($62) -8% -2% -1% 2% -7% Asia $180 $152 $28 19% 15% - 5% -1% Total Net Sales $1,705 $1,691 $15 1% 2% - 3% -4% Motive Power $865 $880 ($14) -2% - - 2% -4% Reserve Power $840 $811 $29 4% 4% -1% 4% -4% Total Net Sales $1,705 $1,691 $15 1% 2% - 3% -4% Note - Rounding may cause minor differences. Presented on an as adjusted basis. Investor Day April 2, 2013 1

F 13 Nine Months Net Earnings and EPS ($ Millions, Except Per Share Amounts) Fav/(Unfav) F’13 F’12 $ % Operating33% Earnings - As Adjusted $198.6 $149.2 $49.4 As % Net Sales 11.6% 8.8% 2.8 Pts. Book Tax Rate 28% 24% -- Net Earnings - As Adjusted $133.8 $101.7 $32.1 32% As % Net Sales 78%. 60%. 1.8 Pts. EPS diluted - As Adjusted $2.75 $2.06 $0.69 33% Diluted Shares Outstanding 48.610 49.507(0.897) -2% (Millions) Note - Rounding may cause minor differences. Presented on an as adjusted basis. Investor Day April 2, 2013 2

Gross Profit Margin 30.0% $1,200 $ Millions 25. GP0%25. Target 0%25. 25.0%25. 0%0%25.0%25.0% 25.0%25.0%25.0%25.0%25.0% 25.0%25.0%25.0%25.0%25.0%25.0%25.0%25.25.0%0% 25.0% $1,000 Actual GP % 25.0%25.0% 24.1% 24.5% LME 23.0% 22.8% 23.3% 23.4% 23.2% 24.0% 20.0% 22.0% 22.2% 22.7% 22.8% $800 21.4% 21.4% 20.9% % 20.7% M 19.0% $ Profit EURO 15.0% $600 Sales ss Gro Ne t 10.0% $400 $ 592 548 569 547 574 $ 593 $ 594 554 557 564 527 509 $ $ $ $ $ $ $ 5.0% $ 461 3 7 21 4 51 4 35 $ 473 $ $200 4 $ $ 39 36 $ $ $ 340 $ $ 0.0% $0 F09 F09 F09 F09 F10 F10 F10 F10 F11 F11 F11 F11 F12 F12 F12 F12 F13 F13 F13 F13 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 (F) LME $1.34 $0.97 $0.84 $0.53 $0.52 $0.69 $0.93 $1.05 $1.00 $0.88 $0.93 $1.08 $1.16 $1.17 $1.13 $0.92 $0.95 $0.91 $0.87 $0.99 EURO $1.51 $1.57 $1.50 $1.31 $1.30 $1.38 $1.44 $1.48 $1.38 $1.27 $1.32 $1.35 $1.39 $1.46 $1.41 $1.35 $1.33 $1.28 $1.26 $1.30 Actual GP % 19.0% 20.7% 22.0% 23.0% 22.8% 24.1% 23.3% 21.4% 22.2% 23.4% 23.2% 22.7% 21.4% 20.9% 22.8% 24.5% 25.0% 25.0% 25.8% 24.0% Note: LME and Euro GP $ $113 $109 $102 $90 $78 $89 $98 $97 $97 $111 $118 $125 $122 $114 $131 $146 $148 $138 $144 $135 are set to our P&L basis. Investor Day April 2, 2013 3

Gross Profit Margin 30.0% $1,200 $ Millions 25.0%25.GP0%Target25.0%25.25.0%25.0%0%25.0% 25.0%25.0%25.0%25.0%25.0% 25.0%25.0%25.0%25.0%25.0%25.0%25.0%25.25.0%0% 25.0% $1,000 25.0%25.0% 24.1% 24.5% 23.0% 22.8% 23.3% 23.4% 23.2% 24.0% 20.0% 22.0% 22.2% 22.7% 22.8% $800 Actual GP % 21.4% 21.4% 20.9% % 20.7% M Profit 19.0% $ 15.0% $600 LME Sales ss Gro Ne t 10.0% $400 $ 592 548 569 547 574 $ 593 $ 594 554 557 564 527 509 $ $ $ $ $ $ $ 5.0% $ 461 3 7 21 4 51 4 35 $ 473 $ $200 4 $ $ 39 36 $ $ $ 340 $ $ 0.0% $0 F09 F09 F09 F09 F10 F10 F10 F10 F11 F11 F11 F11 F12 F12 F12 F12 F13 F13 F13 F13 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 (F) LME $1.34 $0.97 $0.84 $0.53 $0.52 $0.69 $0.93 $1.05 $1.00 $0.88 $0.93 $1.08 $1.16 $1.17 $1.13 $0.92 $0.95 $0.91 $0.87 $0.99 Actual GP % 19.0% 20.7% 22.0% 23.0% 22.8% 24.1% 23.3% 21.4% 22.2% 23.4% 23.2% 22.7% 21.4% 20.9% 22.8% 24.5% 25.0% 25.0% 25.8% 24.0% GP $ $113 $109 $102 $90 $78 $89 $98 $97 $97 $111 $118 $125 $122 $114 $131 $146 $148 $138 $144 $135 Note: LME and Euro are set to our P&L basis. Investor Day April 2, 2013 4

Solid Earnings in Challenging Environment Net Sales Adj. Net Earnings / Diluted EPS ($ in Millions)($ in Millions, except per share information) $3.50 $2.52 $3.03 $2.75 $3.00 $2,500 $2,283 $149 $2.50 $150 $1.92 $2,027 $134 $2.00 $1,973 $1,964 $1.42 $126 $2.06 $2,000 $1.50 $1,691 $1,705 $120 $0.87 . $1 44 $1,504 $1,579 $102 $1.00 $1,500 $95 $0.50 $90 Adj. Diluted $69 $70 EPS $1,000 $60 $41 $500 $30 $- FY07 FY08 FY09 FY10 FY11 FY12 9mos. 9mos. $- FY12 FY13 FY07 FY08 FY09 FY10 FY11 FY12 9 mos. 9 mos. FY12 FY13 Total Up Up Down Down Up Up Up Up Up Up Down(EPS Growth 17% 35% 3% 20% 24% 16% 1% Up Up Up 12% 63% 35% 25% 75% 20% 33% Changes) Volume 6% 11% 7% 17% 18% 8% 2% Price 5 14 5 4 4 2 0 Note - Adjusted earnings results exclude highlighted items and FX 4 8 1 -- 2 2 -4 restated for Convertible Debt Interest Expense. Acquisitions 2 2 -- 1 4 4 3 Investor Day April 2, 2013 5

Financial Position Highlights ($ Millions) Nine Months Full Fiscal Year Fiscal Year 2013 2012 Cash & Cash Equivalents $228.6 $160.5 Net Debt (Gross Debt - Investments) $74.3 $170.6 Net Cash from Operations $135.5 $204.2 Capital Expenditures $37.6 $48.9 Leverage Ratio (per US Credit Agreement) 0.5X 0.8X Primary Working Capital as a % of Sales 27.4% 24.4% Return on Adj Shareholders’ Equity 17.9% 16.4% Investor Day April 2, 2013 6

Leverage Underlevered at .5X Net Debt/LTM EBITDA (1) Wider net for acquisitions Increase opportunities for U.S. and Western Europe Consider leverage of 2X+ Will continue to keep a conservative balance sheet Allow for new products development, additional acquisitions, higher capital expenditures Has been a real asset Compliment acquisition strategy with more stock buybacks and consider dividends (1) As defined in our U.S. Credit Facility as of 12/31/12. Investor Day April 2, 2013 7

Dr. Rhodri Evans VP Global Technology & Engineering Investor Day April 2, 2013

New Product Initiatives Investor Day April 2, 2013

EnerSys New Product Introduction Crucial we match the business case and the engineering capability to invest and provide best in class products that make money Global market and customer driven new product introduction (NPI) process within EnerSys Disciplined NPI process, one global team driving, engineering & marketing working closely Target 30% min GP on new product programs Global engineering must provide the confident approval for new products & new technologies. Investor Day 1 April 2, 2013

Automated Guided Vehicle (AGV) Applications:

- Industrial motive power application
- Solutions require fast charge in a cyclic duty *high reliability* application
- Common in e.g. car plants, paper mills, food & beverage, distribution
- EnerSys thin plate, pure lead technology (TPPL) maintenance free solutions for a growing market (unique high power, fast charge solutions)
- XFC / NexSys TPPL battery & high frequency charger solutions from EnerSys
- Estimated market size in three years: $200 million global (batteries & chargers) – incremental & substituted sales


21



Investor Day
April 2, 2013
2

Port Technology AGV Solution

- **<u>NEW GROWING MARKET SECTOR</u> – automated shipping container handling systems, estimated global market size $175 million for batteries and chargers in 3 yrs**
- **Fuel savings, reductions in carbon dioxide emissions & changes to electric drive systems are key factors to consider**
- **<u>ENERSYS PROVIDES</u> battery, charging systems, monitoring-comms system**

<u>Battery-AGV generates ~ 50% of CO_2-quantity versus diesel AGV:</u>

→ 50% CO_2-reduction with EnerSys battery & charger systems

→ additional CO_2-reduction when using green electicity (e.g. From Renewables)


ZeroCO2
86

Investor Day
April 2, 2013
3
EnerSys

Battery -AGV (automated guided vehicle) Example Investor Day April 2, 2013 4

Battery-Change and Charging Station


length ~120 ft.
width ~ 65 ft.
height ~ 40 ft.

Battery-change and charging station for battery-AGV

It enables:

- Decoupling of driving and loading
- Fully automatic battery change <5 minutes
- Optimized current network utilization through intelligent charging system

Investor Day
April 2, 2013

5

EnerSys

Motive Power TPPL 2V – XFC Technology

Market – Maintenance free Motive Power $450 million market in 3 yrs globally. Incremental & substituted higher margin sales

XFC batteries with matched EnerSys HF charger – KEY ADVANTAGES:

- Maintenance Free operation
- Discharge as required, leave the battery on the truck
- Recharge as and when possible - Opportunity charge
- Multi-shift operation ('always available')
- Opportunity charging suitable
- No topping-up
- Can be operated at partial state of charge (PSOC)
- 1200 Discharge / Charge cycles to a 60% depth of discharge

Investor Day
April 2, 2013
6
EnerSys

XFC 2V TPPL ? SYSTEM ? ENERGY PACKAGE XFC Battery with Low Voltage Wireless Data & CHARGER with TPPL Inside Alarm Control Module WIRELESS CONTROLS MAINTENANCE FREE SOLUTION Investor Day 7 April 2, 2013

Typical Motive Battery Room - Flooded Investor Day 8 April 2, 2013

With XFC Maintenance Free Investor Day April 2, 2013 9

XFC 2V TECHNOLOGY ? Summary Benefits PREMIUM HIGH TECH PRODUCT PACKAGE FOR MP APPLICATIONS THE ONLY VRLA PRODUCT ON THE MARKET SUITABLE FOR MULTISHIFT AND HEAVY DUTY APPLICATIONS A SERIOUS COMPETITOR TO LITHIUM AT MUCH LOWER COSTS REDUCED COST OF OPERATIONS ENVIRONMENTALLY FRIENDLY FLEXIBLE IN OPERATIONS REDUCED MAINTENANCE EQUIPMENT NO BATTERY HANDLING OPERATIONS FREES UP INFRASTRUCTURE ROOM Investor Day 10 April 2, 2013

Energy Storage & Generation Technologies Size, Weight and Cost Considerations 400 e) 350 (Wh/litr 300 ity 250 dens 200 er nergy 150 e 100 Small olumetric 50 V 0 0 Li Ion cell (18650) $270/kWh Silver-Zinc Li Ion battery $550/ kWh $850-5000/ kWh Nickel-Zinc $250/ kWh Nickelmetal hydride Sodium Sulphur $600/ kWh $650 /kWh Nickel cadmium PEM fuel cell $400/kWh $900/kWh SODIUM -NICKEL CHLORIDE Zebra Battery System Lead Acid $700 / kWh $150/ kWh Flow battery $650 /kWh Supercaps ($5000/kWh ) 25 50 75 100 125 150 Gravimetric energy density (Wh/kg) Lighter Investor Day April 2, 2013 11

EnerSys Nickel Zinc Technology Nickel Zinc technology is an attractive rechargeable maintenance free battery chemistry Intermediate between lead acid and lithium ion technology though at a cost point closer to lead acid & without the complexity of li-ion battery systems Solution for various industrial & speciality applications Exceptional high power capability Estimate market size in three years $450 million (Displace Nickel Cadmium plus incremental sales prospects) Investor Day 12 April 2, 2013

EnerSys OptiGrid Solution Containerized Battery based system coupled with a Power Conversion System providing high power & long duration back up Estimated market size in three years $300 million globally Potential in 10-20 years between $200-$600 billion Leverage existing EnerSys battery technologies Complete with racks, battery monitoring, battery management & ambient temperature controls inside the container Demonstration System located in Vermont, USA Provide back up or main source of power, renewable charging Also peak shaving, frequency regulation, ?arbitrage? Investor Day 13 April 2, 2013

EnerSys Lithium Chemistries

Primary (non recharge) Battery Applications:	Chemistries:
Missiles, A&D ground applications, Space Suits	**Lithium Thionyl; Lithium Silicon Lithium Aluminium**
Secondary (Chargeable) Lithium Applications:	**Chemistries:**
e.g. Rocket Launchers, Satellites, A&D Radio, Drones, Niche Industrial	Lithium Ion

Industrial Lithium Market Size: $2 - $4 billion globally

Investor Day
April 2, 2013
14

Todd Sechrist President Americas Investor Day April 2, 2013

EnerSys Americas Investor Day April 2, 2013

Market Share Americas CY 2011 Source: BCI, industry reports and management estimates based on the markets where EnerSys participates. Market size and share are for batteries and chargers only. It excludes the aerospace & defense market and service revenue. Investor Day April 2, 2013 1

Who’s chasing ENS Investor Day April 2, 2013 2

CLEVELAND, OH MP Advanced HF Chargers RICHMOND, KY MP OOLTEWAH, TN MP MONTERREY, MEXICO MP and RP SUMTER, SC MP Steel Fabrication Investor Day April 2, 2013 Americas Operations HAYS, KS RP WARRENSBURG, MO TPPL for RP and A&D TIJUANA, MEXICO RP LONGMONT, CO Lithium A&D HORSHAM, PA Lithium A&D SAO PAULO, BRAZIL RP and MP BUENOS AIRES, ARGENTINA RP and MP

EnerSys Americas .WE ARE Undisputed market leader Global Power with local reach Sustainable differentiators Manufacturing platforms on all continents. Investor Day April 2, 2013 4

Making the Motive Market Move Organic growth driven from GDP growth Sustainable push to lower AC operating expense Trends to higher voltage vehicles Electrics now 60%+ of all material handling Source: ITA, Company estimates. Investor Day April 2, 2013 5

What’s Fueling the Americas Reserve Markets 2011 data traffic was 8x the 2000 Internet data traffic Data center expansion 4G LTE network expansions Smart grid genesis OptiGrid Source = Cisco VNI Mobile - 2012 Investor Day April 2, 2013 6

Americas SWOT Analysis Strengths Weaknesses Stable, experienced management team Application specific product range Value/Price Leadership Service & Installation capabilities Premium products End user and dealer loyalty programs South America share Growth inhibited by anti-trust limitations Opportunities South America share A&D expansion Advanced Pb & Ni solutions TPPL expansion into cyclic apps Large scale energy storage Threats New competitors Regulation/Sequestration South America political stability Other technologies Investor Day April 2, 2013 7

Americas Net Sales & Operating Earnings Net Sales ($ in Millions) $1,200 $1,083 $897 $831 $841 $778 $800 $700 $400 $0 F’08 F’09 F’10 F’11 F’12 F’13 9m Investor Day April 2, 2013 Operating Earnings ($ in Millions, except %) 16.0% 14.0% 15.9% 12.6% 13.0% 9.5% 12.0% 8.8% 80%. $200 4.0% $150 $141 $134 OE % $126 $100 $79 $88 $68 $50 $0 F’08 F’09 F’10 F’11 F’12 F’13 9m Note: Operating Earnings excluding highlighted items 8

David Shaffer President - EMEA Investor Day April 2, 2013

Market Share EMEA

Market Drivers - MP

- Economic activity in key markets like food, automotive and logistics
- Conversion from gas to electric forklifts

$2.8 Billion

CY 2011



~ 20% Asian Competitors(1)
32% EnerSys
48% European Competitors

Market Drivers - RP

- Network upgrades like 4G
- Data driver services and uninterruptible power
- Power quality issues in developing countries

Asian Competitors:

- Coslight
- Narada
- GS Yuasa
- China Shoto
- Leoch

European Competitors:

- Exide
- Hoppecke
- Fiamm Reserve Power
- Northstar

1) Minimal imports from outside of EMEA for MP. Significant Asian imports in RP

Source: BCI, Eurobat industry reports and management estimates based on the markets where EnerSys participates. Market size and share are for batteries and chargers only. It excludes the aerospace & defense market and service revenue.

Investor Day
April 2, 2013
1

EMEA Operations & Engineering

Western Europe

Newport, Wales
TPPL for RP and A&D

Hagen, Germany
Material handling / MP

Arras, France
RP
Advanced HF chargers and controls
TPPL for MP and RP

Culham, England
Space battery Eng. & Assembly

Nordhausen, Germany
Large cell lithium production

Zwickau, Germany
Nickel – based cell production

Zurich, Switzerland – HQ



Eastern Europe

Bielsko Biala , Poland
Material Handling / MP

Targovishte, Bulgaria
Large cell plant for RP, MP and A&D

Hostomice, Czech Republic
Steel fabrication and specialized battery assembly

Africa

Dubai, UAE
MP final assembly

Tunis, Tunisia
RP

Port Elizabeth, S. Africa
Plant for Mining, MP and RP

- Additional regional final assembly and distribution in Italy, Spain, Sweden, Switzerland, Benelux, Russia etc.

Investor Day
April 2, 2013
2
EnerSys

EMEA Key Areas of Focus Increased pricing Market leadership Avoid low margins regardless of volume Changing customer mix (Loyalty programs) Product differentiation Launched TPPL MP Increase TPPL RP Large scale energy storage ? OptiGrid Nickel Zinc Market based product roadmaps Start and end with customers Always promote total cost of ownership (TCO) Investor Day April 2, 2013 3

EMEA Key Areas of Focus (cont?d) Control costs Increase lead scrap reclaim and tolling Attrition/Automation in high cost countries Avoid vendor dependence Reduce SKU complexity End Result EMEA OE to 10% Investor Day April 2, 2013 4

EMEA SWOT Analysis Strengths Market share and scale of operations Brands, quality reputation & TPPL technology Significant production in low cost countries Extensive geographic sales coverage Widest service coverage Weaknesses EMEA less than 10% OE High OEM revenue mix at lower margins Reduced flexibility by labor and social requirements Opportunities Threats MP unique product - TPPL 4G / LTE in Europe Port automation projects in MP Hybrid Telecom markets in RP End user and dealer loyalty programs Increased scrap collection & tolling Large scale energy storage Nickel Zinc Continued instability in North Africa and ME Austerity measures especially A&D spending Asia competition in RP Other technologies Investor Day April 2, 2013 5

EMEA Total Net Sales & Operating Earnings Net Sales Operating Earnings ($ in Millions)($ in Millions, except %) 10.0% 6.8% 6.6% 6.4% 6.4% 7.5% 5.5% 50%. $1,200 $1,115 $100 2.5% $987 $995 2.5% $890 $75 $65 OE % $742 $64 $61 $800 $57 $684 $50 $46 $400 $25 $18 $0 $0 F’08 F’09 F’10 F’11 F’12 F’13 9m F’08 F’09 F’10 F’11 F’12 F’13 9m Note: Operating Earnings excluding highlighted items Investor Day April 2, 2013 6

Mark Tough President - Asia Investor Day April 2, 2013

Geographical Coverage Manage 5 geographical regions Sales, Service, DC 1. Australia, New Zealand and Factory Pacific Regional HQ 2. Greater China ? China, Taiwan, Hong Kong 3. India & Sub Continent 4. North Asia - Japan, Korea 5. South East Asia ? Singapore, Indonesia , Philippines, Malaysia, Thailand etc Singapore Singapore 6 Hour Flight radius Investor Day April 2, 2013 1

Market Size – Industrial Batteries
CY 2011


EnerSys 7%

- Market size ~ $2.7 bln (1)
- Motive Power ~ $.5 bln (1)
- Reserve Power ~ $2.2 bln (1)
- EnerSys share 7%

Big Growth Opportunities

- Capacity expansion
- Acquisitions
- Why only 7%? EnerSys environmental historical spending vs. competitor spending now; more level playing field

1) Excludes Japanese Motive Power market and entire Indian market

* Source: BCI, industry reports and management estimates based on the markets where EnerSys participates. Market size and share are for batteries and chargers only. It excludes the aerospace & defense market and service revenue.

Investor Day
April 2, 2013
2
EnerSys

Competitors Investor Day April 2, 2013 3

Motive Power Dynamics Asia accounts for 23% of global fork truck sales. China 9.7%, Japan 7.4%, Australia 1.5% Market growth continues to be at robust 10% + -(WITS) EnerSys market share 9% with no footprint in Japan Focus on price we get a premium for our products Build on the base business Diversify the customer base and geographic reach by expanding into Japan and other SEA markets Add value to our core competency Move up and down the value chain redefining where our scope starts and finishes Build brand equity Hawker and EnerSys Leverage our global relationships Exploit our new technologies TPPL, WiiQ, Chargers Execute at an operational and customer service level Revenue ~ $70 million (up 75% from FY09) Investor Day April 2, 2013 4

Reserve Power Dynamics New phase of investment in telecom - China LTE, Australia NBN, Japan SBM, Huawei & ZTE Partnering with large OEM customers, and EnerSys global hubs, cements our long term relationships China environmental legislation enforcement closed 1200 factories Two major Chinese competitors have issued profit warnings Disciplined Market Leader price strategy contributes to decline in volume and improvement in earnings Japan market opens after Fukashima India $700 million market with EnerSys well positioned after investment in Energy Leader and technology products Continued focus on diversifying our base business from Telecom to Energy, Rail, Resources, Data Revenue ~ $160 million Investor Day April 2, 2013 5

Asia SWOT Analysis Strengths Scale of operations two new, large plants in China Global partnerships Brands, quality reputation & TPPL technology Product range Extensive geographic sales coverage Weaknesses Price vs. Valuealue Business built on Telecom sector Market diversification Opportunities Threats High market growth Chinese quality Competitors ENS growth India and Japan Unstable political environment & decisions 4G / LTE in China, Australia, NZ Price erosion Environmental enlightenment Other technologies Last mile service Hybrid technologies Acquisitions Investor Day April 2, 2013 6

Asia Total Net Sales & Operating Earnings Net Sales Operating Earnings ($ in Millions) ($ in Millions, except %) 15.0% 16.0% 12.0% 10.4% 8.7% 6.0% 80% . $300 $30 5.9% 4.0% $250 $21 OE % 2.1% $19 $20 $205 $200 $178 $13 $180 $12 $154 $11 $137 $10 $150 $133 $3 $100 F’08 F’09 F’10 F’11 F’12 F’13 9m $0 F’08 F’09 F’10 F’11 F’12 F’13 9m Note: Operating Earnings excluding highlighted items Investor Day April 2, 2013 7

Summary

- Well positioned in high growth area in manufacturing and sales channel
- India prospects are good
  - High barriers to entry
  - Margins improving substantially
  - TPPL "unique" technology value proposition for India "Opex" Model
- To support growth in MP business – China (Gayou) and India provide low cost manufacturing base to meet future market demands
- Focus and expand core TPPL product range for higher margins
- Adding value to our core competency drives value and margin Establishment of assembling facilities enable quicker time to market and allow solution base selling

Investor Day
April 2, 2013
8
EnerSys